Exhibit 10.2
GUARANTY OF LEASE
GUARANTY OF LEASE (this “Guaranty”) made as of ___________ __, 2015, by DARDEN RESTAURANTS, INC., a Florida corporation (together with its successors and assigns, “Guarantor”) to a ______________________ (together with its successors and assigns, “Lessor”).
R E C I T A L S
A.Lessor and ______________, a ____________________ (“Lessee”) have entered into that certain Lease dated as of the date hereof (as may be extended, amended, restated or supplemented from time to time, the “Lease”), pursuant to which Lessor leases to Lessee, and Lessee rents from Lessor, the Property.
B.    Guarantor is the indirect parent of Lessee, and will derive substantial economic benefit from the execution and delivery of the Lease.
C.    Guarantor acknowledges that Lessor would not enter into the Lease unless this Guaranty accompanied the execution and delivery of the Lease.
D.    Guarantor hereby acknowledges receipt of a copy of the Lease.
NOW, THEREFORE, in consideration of the execution and delivery of the Lease and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor covenants and agrees as follows:
1. DEFINITIONS. Defined terms used in this Guaranty and not otherwise defined herein have the meanings assigned to them in the Lease.
2. COVENANTS OF GUARANTOR.
(a)    Guarantor absolutely, unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety: (i) the full and prompt payment of all Rental and all other sums and charges of every type and nature payable by Lessee under the Lease, whether due by acceleration or otherwise, including costs and expenses of collection and (ii) the full, timely and complete performance of all covenants, terms, conditions, obligations, indemnities and agreements to be performed by Lessee under the Lease, including any indemnities or other obligations of Lessee that survive the expiration or earlier termination of the Lease (all of the obligations described in clauses (i) and (ii), are collectively referred to herein as the “Obligations”). If Lessee defaults under this Lease, Guarantor will, after notice thereof from Lessor to Guarantor pursuant to Section 7 hereof, promptly pay and perform all of the outstanding Obligations, and pay all damages, costs and expenses to which Lessor is entitled pursuant to the Lease and this Guaranty.
(b)    Guarantor agrees with Lessor that (i) any action, suit or proceeding of any kind or nature whatsoever (an “Action”) commenced by Lessor against Guarantor or Lessee to collect Rental and any other sums and charges due under the Lease for any month or months shall not prejudice in any way Lessor’s rights to collect any such amounts due for any subsequent month or months throughout the Term in any subsequent Action, (ii) Lessor may, at its option, without prior notice or demand, join Guarantor, in any Action against Lessee in connection with or based upon the Lease and any of the Obligations, (iii) Lessor may seek and obtain recovery against Guarantor in an Action against Lessee or in any independent Action against Guarantor without Lessor first exhausting any remedy or claim against Lessee, (iv) Lessor may (but shall not be required to) exercise its rights against each of Guarantor and Lessee concurrently, and (v) Guarantor will be conclusively bound by a judgment entered in any Action in favor of Lessor against Lessee as if Guarantor were a party to such Action, irrespective of whether or not Guarantor is entered as a party or participates in such Action.
(c)    Guarantor agrees that, in the event of the rejection or disaffirmance of the Lease by Lessee or Lessee’s trustee in bankruptcy, pursuant to state or federal creditors’ proceedings, receivership, bankruptcy or other proceeding pursuant to any other law affecting creditors’ rights (individually or collectively, a “Bankruptcy Event”), Guarantor will, if Lessor so requests, assume all obligations and liabilities of Lessee under the Lease, to the same extent as if Guarantor was a party to such document and there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption, in writing, at the request of Lessor upon or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Lessee under the Lease to the fullest extent permitted by law, and shall be entitled to a new lease on all of the terms and conditions of the Lease with respect to the unexpired portion of the Lease (to the extent permitted by law).
3. GUARANTOR’S OBLIGATIONS UNCONDITIONAL.
(a)    This Guaranty is an absolute and unconditional guaranty of payment and of performance, and not of collection, and shall be enforceable against Guarantor without the necessity of the commencement by Lessor of any Action against Lessee, and without the necessity of any notice of nonpayment, nonperformance or nonobservance, or any notice of acceptance of this Guaranty, or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives in advance, other than as expressly required under the Lease. The obligations of Guarantor hereunder are independent of, and to the extent expressly set forth in this Guaranty may exceed, the obligations of Lessee.
(b)    This Guaranty is a continuing guarantee and will remain in full force and effect and the liability of Guarantor hereunder shall be absolute and unconditional irrespective of any or all of the following: (i) any renewals, extensions, modifications, alterations or amendments of the Lease (regardless of whether Guarantor consented to or had notice of same); (ii) any releases or discharges of Lessee other than the full release and complete discharge of all of the Obligations; (iii) Lessor’s failure or delay to assert any claim or demand or to enforce any of its rights against Lessee; (iv) any extension of time that may be granted by Lessor to Lessee; (v) any assignment or transfer of all of any part of Lessee’s interest under the Lease (whether by Lessee, by operation of law, or otherwise); (vi) any subletting, concession, franchising, licensing or permitting of the Property or any portion thereof; (vii) any changed or different use of the Property (or any portion thereof); (viii) any other dealings or matters occurring between Lessor and Lessee; (ix) the taking by Lessor of any additional guarantees, or the receipt by Lessor of any collateral, from Lessee or any other persons or entities; (x) the release by Lessor of any other guarantor; (xi) Lessor’s release of any security provided under the Lease; (xii) any assumption by any person of any or all of Lessee’s obligations under the Lease, or Lessee’s assignment of any or all of its rights and interests under the Lease, (xiii) the power or authority or lack thereof of Lessee to execute, acknowledge or deliver the Lease; (xiv) the existence, non-existence or lapse at any time of Lessee as a legal entity or the existence, non-existence or termination of any corporate, ownership, business or other relationship between Lessee and Guarantor; (xv) any sale or assignment by Lessor of either or both of this Guaranty and the Lease (including, but not limited to, any direct or collateral assignment by Lessor to any mortgagee) in accordance with the terms of the Lease; (xvi) the solvency or lack of solvency of Lessee at any time or from time to time; (xvii) Lessee’s holding over at the end of or earlier termination of the term, or (xviii) any other cause, whether similar or dissimilar to any of the foregoing, that might constitute a legal or equitable discharge of Guarantor (whether or not Guarantor shall have knowledge or notice thereof) other than payment and performance in full of the Obligations. Without in any way limiting the generality of the foregoing, Guarantor specifically agrees that (A) if Lessee’s obligations under the Lease are modified or amended with the express written consent of Lessor, this Guaranty shall extend to such obligations as so amended or modified without notice to, consideration to, or the consent of, Guarantor, and (B) this Guaranty shall be applicable to any obligations of Lessee arising in connection with a termination of the Lease, whether voluntary or otherwise. Guarantor hereby consents, prospectively, to Lessor’s taking or entering into any or all of the foregoing actions or omissions. For purposes of this Guaranty and the obligations and liabilities of Guarantor hereunder, “Lessee” shall be deemed to include any and all successors and assignees of the tenant under the Lease as fully as if any of the same were the named Lessee under the Lease.
(c)    Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Lessor against Lessee, of any of the rights or remedies reserved to Lessor pursuant to the provisions of the Lease or by relief of Lessee from any of Lessee’s obligations under the Lease or otherwise by (i) the release or discharge of Lessee in any Bankruptcy Event; (ii) the impairment, limitation or modification of the liability of Lessee or the estate of Lessee in a Bankruptcy Event; or (iii) the rejection, disaffirmance or other termination of the Lease in any Bankruptcy Event. This Guaranty shall continue to be effective if at any time the payment of any amount due under the Lease or this Guaranty is rescinded or must otherwise be returned by Lessor for any reason, including, without limitation, the insolvency, bankruptcy, liquidation or reorganization of Lessee, Guarantor or otherwise, all as though such payment had not been made, and, in such event, Guarantor shall pay to Lessor an amount equal to any such payment that has been rescinded or returned.
4. WAIVERS OF GUARANTOR.
(a)    Without limitation of the foregoing, Guarantor waives (i) notice of acceptance of this Guaranty, protest, demand and dishonor, presentment, and demands of any kind now or hereafter provided for by any statute or rule of law, (ii) notice of any actions taken by Lessor or Lessee under the Lease or any other agreement or instrument relating thereto, (iii) notice of any and all defaults by Lessee in the payment of Rental or other charges or amounts, or of any other defaults by Lessee under the Lease except as provided in Section 2(a) above, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving Guarantor of its obligations hereunder except as provided in Section 2(a) above,, and (v) any requirement that Lessor protect, secure, perfect, insure or proceed against any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Lessee or any other person or entity (including any additional guarantor or Guarantor) or against any collateral.
(b)    GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PERSON OR ENTITY WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH: THIS GUARANTY; THE LEASE; ANY LIABILITY OR OBLIGATION OF GUARANTOR IN ANY MANNER RELATED TO THE PROPERTY OR ANY PORTION THEREOF AS DEMISED BY THE LEASE; ANY CLAIM OF INJURY OR DAMAGE IN ANY WAY RELATED TO THE LEASE AND/OR THE PROPERTY (OR ANY PORTION THEREOF) AS DEMISED BY THE LEASE; ANY ACT OR OMISSION OF GUARANTOR, ITS AGENTS OR EMPLOYEES; OR ANY ASPECT OF THE USE OR OCCUPANCY OF, OR THE CONDUCT OF BUSINESS IN, ON OR FROM THE PROPERTY (OR ANY PORTION THEREOF). GUARANTOR SHALL NOT IMPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS OR CLAIMS FOR SET-OFF, RECOUPMENT OR DEDUCTION OF RENTAL IN ANY ACTION BROUGHT BY LESSOR AGAINST GUARANTOR UNDER THIS GUARANTY, EXCEPT TO THE EXTENT PERMITTED BY THE LEASE. GUARANTOR SHALL NOT BE ENTITLED TO MAKE, AND HEREBY

WAIVES, ANY AND ALL DEFENSES AGAINST ANY CLAIM ASSERTED BY LESSOR OR IN ANY SUIT OR ACTION INSTITUTED BY LESSOR TO ENFORCE THIS GUARANTY OR THE LEASE EXCEPT THE PERFORMANCE OF THE OBLIGATIONS. IN ADDITION, GUARANTOR HEREBY WAIVES, BOTH WITH RESPECT TO THE LEASE AND WITH RESPECT TO THIS GUARANTY, ANY AND ALL RIGHTS WHICH ARE WAIVED BY GUARANTOR UNDER THE LEASE, IN THE SAME MANNER AS IF ALL SUCH WAIVERS WERE FULLY RESTATED HEREIN. THE LIABILITY OF GUARANTOR UNDER THIS GUARANTY IS PRIMARY AND UNCONDITIONAL.
(c)    Guarantor expressly waives any and all rights to defenses arising by reason of (i) any “one-action” or “anti-deficiency” law or any other law that may prevent Lessor from bringing any action, including a claim for deficiency, against Guarantor before or after Lessor’s commencement or completion of any action against Lessee; (ii) ANY ELECTION OF REMEDIES BY LESSOR (INCLUDING, WITHOUT LIMITATION, ANY TERMINATION OF THE LEASE) THAT DESTROYS OR OTHERWISE ADVERSELY AFFECTS GUARANTOR’S SUBROGATION RIGHTS OR GUARANTOR’S RIGHTS TO PROCEED AGAINST GUARANTOR FOR REIMBURSEMENT; (iii) any disability, insolvency, bankruptcy, lack of authority or power, death, insanity, minority, dissolution, or other defense of Lessee, of any other guarantor (or any other Guarantor), or of any other person or entity, or by reason of the cessation of Lessee’s liability from any cause whatsoever, other than full and final payment in legal tender and performance of the Obligations; (iv) any right to claim discharge of any or all of the Obligations on the basis of unjustified impairment of any collateral for the Obligations; (v) any change in the relationship between Guarantor and Lessee or any termination of such relationship; (vi) any irregularity, defect or unauthorized action by any or all of Lessor, Lessee, any other guarantor (or Guarantor) or surety, or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Obligations or in carrying out or attempting to carry out the terms of any such agreements; (vii) any assignment, endorsement or transfer, in whole or in part, of the Obligations, whether made with or without notice to or consent of Guarantor; (viii) if the recovery from Lessee or any other Person (including without limitation any other guarantor) becomes barred by any statute of limitations or is otherwise prevented; (ix) the benefits of any and all statutes, laws, rules or regulations which may require the prior or concurrent joinder of any other party to any action on this Guaranty; (x) any release or other reduction of the Obligations arising as a result of the expansion, release, substitution, deletion, addition, or replacement (whether or not in accordance with the terms of the Lease) of the Property or any portion thereof; or (xi) any neglect, delay, omission, failure or refusal of Lessor to take or prosecute any action for the collection or enforcement of any of the Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Obligations notwithstanding any act, omission or event that might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise.
5. SUBORDINATION; SUBROGATION.
Upon the occurrence and during the continuance of an Event of Default, Guarantor shall neither have any right of subrogation, indemnity or reimbursement nor hold any other claim against Tenant, and, during the continuance of an Event of Default, Guarantor shall not have the right to enforce any claims by Guarantor arising against Tenant.
6. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. Guarantor represents and warrants that:

(a)    Guarantor is a Florida corporation, has all requisite power and authority to enter into and perform its obligations under this Guaranty, and this Guaranty is valid and binding upon and enforceable against Guarantor without the requirement of further action or condition.
(b)    The execution, delivery and performance by Guarantor of this Guaranty does not and will not (i) contravene any applicable legal requirements, the organizational documents of Guarantor, any order, writ, injunction, decree applicable to Guarantor, or any contractual restriction binding on or affecting Guarantor or any of its properties or assets, or (ii) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties or assets.
(c)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any governmental authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty or any other instrument or agreement required hereunder.
(d)    There is no action, suit or proceeding pending or threatened against or otherwise affecting Guarantor before any court or other governmental authority or any arbitrator that would reasonably be expected to adversely affect Guarantor’s ability to perform its obligations under this Guaranty.
(e)    Guarantor’s principal place of business as of the date hereof is 1000 Darden Center Drive, Orlando, Florida 32837.
(f)    (i) Lessee is indirectly or directly owned and controlled by Guarantor. Guarantor shall derive financial and other advantages and benefits directly or indirectly, from the making of the Lease and the payment and performance of the Obligations. Guarantor hereby acknowledges that Lessor will be relying upon Guarantor’s guarantee, representations, warranties and covenants contained herein.
(g)    All reports, statements (financial or otherwise), certificates and other data furnished by or on behalf of Guarantor to Lessor in connection with this Guaranty or the Lease are: true and correct, in all material respects, as of the applicable date or period provided therein; and fairly represent the financial condition of Guarantor as of the respective date thereof.
7. NOTICES. Any consents, notices, demands, requests, approvals or other communications given under this Guaranty shall be in writing and shall be given as provided in Section 15.01 of the Lease.
8. CONSENT TO JURISDICTION. GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE COUNTY IN WHICH THE PROPERTY IS LOCATED FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THIS GUARANTY; OR [II] GUARANTOR’S OBLIGATION UNDER THE LEASE; OR [III] ANY DOCUMENT EXECUTED BY GUARANTOR IN CONNECTION WITH THE LEASE OR THE GUARANTY. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT GUARANTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. GUARANTOR HEREBY ACKNOWLEDGES AND AGREES THAT LESSOR MAY OBTAIN PERSONAL JURISDICTION AND PERFECT

SERVICE OF PROCESS BY ANY OTHER MEANS NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LESSOR’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LESSOR’S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR LESSEE OR THE PROPERTY OF GUARANTOR OR LESSEE IN THE COURTS OF ANY OTHER JURISDICTION.
9. CERTAIN ADDITIONAL COVENANTS.
(a)    Payment Method; Default Interest. Guarantor shall make any payments due hereunder in immediately available funds by wire transfer to Lessor’s bank account as notified by Lessor, unless Lessor agrees to another method of payment of immediately available funds. If Guarantor does not pay an amount due hereunder on its due date, Guarantor shall pay, on demand, interest at the Default Rate on the amount due for a period ending on the full payment of such amount, including the day of repayment, whether before or after any judgment or award, to the extent permitted under applicable law.
10. MISCELLANEOUS.
(a)    Guarantor agrees that Lessor may, without notice or consent, assign this Guaranty in whole or in part. If Lessor disposes of its interest in the Lease, “Lessor,” as used in this Guaranty, shall mean Lessor’s successors and assigns.
(b)    The provisions, covenants and guaranties of this Guaranty shall be binding upon Guarantor and its heirs, successors, legal representatives and assigns, and shall inure to the benefit of Lessor and its successors and assigns, and shall not be deemed waived or modified unless such waiver or modification is specifically set forth in writing, executed by Lessor or its successors and assigns, and delivered to Guarantor.
(c)    Guarantor promises to pay all costs of collection or enforcement incurred by Lessor in exercising any remedies provided for in the Lease or this Guaranty whether at law or in equity. If any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Guaranty, or to recover damages for the breach thereof, the party substantially prevailing in any such action or proceedings shall be entitled to recover from the substantially non-prevailing party all attorneys’ fees and reasonable costs and expenses incurred by the substantially prevailing party. As used herein, “attorneys’ fees” shall mean the reasonable and customary fees and expenses of counsel to the parties hereto.
(d)    Guarantor shall, at any time upon not less than thirty (30) days prior written request by Lessor (but not more than two (2) times in any calendar year, provided that, if there is an Event of Default by Lessee under the Lease, the foregoing limitation shall not apply) deliver to the Lessor a statement in writing, executed by a duly authorized officer of Guarantor, certifying (i) that, except as otherwise specified, this Guaranty is unmodified and in full force in effect, (ii) that, except as otherwise specified, Guarantor is not in default hereunder and that no event has occurred or condition exists which with the giving of notice or the passage of time or both would constitute a default hereunder, and (iii) that, as of the date thereof, except as otherwise specified, Guarantor has no knowledge of any defense, setoff or counterclaim against Lessor arising out of or in any way related to this Guaranty. Such statement may be relied upon by any prospective purchaser, lessor or lender of all or a portion of the Property (or any portion thereof).

(e)    If any portion of this Guaranty shall be deemed invalid, unenforceable or illegal for any reason, such invalidity, unenforceability or illegality shall not affect the balance of this Guaranty, which shall remain in full force and effect to the maximum permitted extent.
(f)    Lessor and Guarantor intend that the Lease is a “true lease” and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of the Lease are those of a true lease. Lessor and Guarantor intend that the business relationship created by the Lease and any related documents is solely that of a long-term commercial lease between Landlord and Tenant. Each of the parties (1) waives any claim or defense based upon the characterization of the Lease as anything other than a “true lease” or that asserts that the Lease is anything other than a “true lease,” (2) stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Property as a “true lease,” (3) stipulates and agrees that nothing contained in the Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, and (4) shall support the intent of the parties that the lease of the Property pursuant to the Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this paragraph are a material inducement to each of Guarantor and Lessor entering into this Guaranty.
(g)    From time to time upon the request of Lessor, Guarantor shall promptly and duly execute, acknowledge and deliver any and all such further instruments and documents reasonably necessary for the continuing effectiveness of this Guaranty, provided the same do not modify the rights and obligations of Guarantor hereunder.
(h)    This Guaranty cannot be amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by both the parties hereto. No waiver shall be applicable except in the specific instance for which given.
(i)    Each of the rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in the Lease or this Guaranty.
(j)    This Guaranty shall be governed by and interpreted solely in accordance with the internal laws of the State of Florida, without giving effect to the principles of conflicts of law.
(k)    The Recitals set forth above are hereby incorporated by this reference and made a part of this Guaranty. Guarantor hereby represents and warrants that the Recitals are true and correct.

(l)    This Guaranty sets forth the entire agreement and understanding between Guarantor and Lessor with respect to the Obligations, and supersedes any and all prior agreements and understandings with respect thereto.
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.
GUARANTOR:
DARDEN RESTAURANTS, INC., a Florida corporation
By:__________________________________
Name:________________________________
Its:___________________________________